Exhibit 99.1

VOTING AGREEMENT

This VOTING AGREEMENT, dated as of October 10, 2012 (this "Agreement"), is made among MEGTEC Systems, Inc., a Delaware corporation ("Parent"), and the stockholders of TurboSonic Technologies, Inc., a Delaware corporation (the "Company"), listed on the signature pages hereto (each, a "Stockholder" and, collectively, the "Stockholders"). Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, Parent, the Company, and MTS WSP, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Newco"), are entering into an Agreement and Plan of Merger (as may be amended from time to time, the "Merger Agreement"), providing for, in part, the merger of Newco with and into the Company pursuant to the terms and conditions of the Merger Agreement, with the Company continuing as the surviving corporation following the Merger (the "Merger");

WHEREAS, as of the date of this Agreement, each Stockholder is the record and/or "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of shares of common stock, par value $0.10 per share, of the Company ("Shares") set forth under such Stockholder’s name on the signature page to this Agreement, excluding Shares issuable upon the exercise of options not currently “in-the-money” (with respect to each Stockholder, the "Owned Shares"; the Owned Shares, along with any additional Shares or other voting securities of the Company of which such Stockholder acquires record and/or beneficial ownership after the date hereof, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities or stock options, constituting such Stockholder's "Covered Shares");

WHEREAS, in order to induce Parent and Newco to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Parent and the Stockholders are entering into this Agreement; and

WHEREAS the Stockholders acknowledge that Parent and Newco are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Stockholders set forth in this Agreement and would not enter into the Merger Agreement if any Stockholder did not enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent and the Stockholders agree as follows:

1. Agreement to Vote. Prior to the Termination Date (as defined herein), each Stockholder irrevocably and unconditionally agrees that such Stockholder shall at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of stockholders of the Company: (a) when a meeting is held, appear at such meeting, in person or by proxy, or otherwise cause the Stockholder's Covered Shares owned at the time of the record date for such meeting to be counted as present at such meeting for the purpose of establishing a quorum, and respond to each request by the Company for written consent, if any; and (b) vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of the Stockholder's Covered Shares owned at the time of the record date for such meeting:

(i) in favor of (A) the Merger, the approval and adoption of the Merger Agreement, and any other matters necessary for consummation of the Merger and the other transactions contemplated in the Merger Agreement (whether or not recommended by the Company Board); and (B) any proposal to adjourn or postpone the meeting of stockholders of the Company to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the meeting is held; and

(ii) against (A) any Acquisition Proposal, (B) any proposal for any recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or other business combination between the Company and any other Person (other than the Merger), (C) any other action that would result in impeding, interfering with, delaying, postponing, discouraging or adversely affecting the consummation of the Merger or any of the transactions contemplated by the Merger Agreement or this Agreement or any transaction that results in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of the Company under the Merger Agreement, and (D) any resolution, agreement or proposal to solicit, initiate, endorse, encourage, facilitate, enter into, or otherwise participate in any discussions or negotiations with any Person regarding any of the foregoing items specified in this clause (ii).

2. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) EACH STOCKHOLDER HEREBY GRANTS TO AND APPOINTS PARENT, THE EXECUTIVE OFFICERS OF PARENT, AND ANY OTHER DESIGNEE OF PARENT, AND EACH OF THEM INDIVIDUALLY, SUCH STOCKHOLDER'S IRREVOCABLE (UNTIL THE TERMINATION DATE) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO (I) ATTEND ANY AND ALL MEETINGS OF THE COMPANY'S STOCKHOLDERS, (II) VOTE, OR ISSUE INSTRUCTIONS TO THE RECORD HOLDER TO VOTE, THE COVERED SHARES OWNED AT THE TIME OF THE RECORD DATE FOR SUCH MEETING AS INDICATED IN SECTION 1 AT ANY AND ALL MEETINGS OF THE COMPANY'S STOCKHOLDERS AND (III) GRANT OR WITHHOLD, OR ISSUE INSTRUCTIONS TO THE RECORD HOLDER TO GRANT OR WITHHOLD, IN ACCORDANCE WITH THE PROVISIONS OF SECTION 1, ALL WRITTEN CONSENTS WITH RESPECT TO THE COVERED SHARES OWNED AT THE TIME OF SUCH WRITTEN CONSENT AT ANY AND ALL MEETINGS OF THE COMPANY'S STOCKHOLDERS. EACH STOCKHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST, AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH STOCKHOLDER WITH RESPECT TO THE COVERED SHARES (THE STOCKHOLDER REPRESENTING TO THE COMPANY THAT ANY SUCH PROXY IS NOT IRREVOCABLE). EACH STOCKHOLDER HEREBY FURTHER AFFIRMS THAT (I) THE PROXY SET FORTH IN THIS SECTION 2 IS GRANTED IN CONSIDERATION OF, AND AS AN INDUCEMENT TO, PARENT AND NEWCO ENTERING INTO THE MERGER AGREEMENT AND (II) THAT SUCH PROXY IS GIVEN TO SECURE THE OBLIGATIONS OF SUCH STOCKHOLDER UNDER SECTION 1.

(b) The proxy granted in this Section 2 shall automatically expire upon the termination of this Agreement.

(c) Each Stockholder authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution, and to file such proxy and any substitution or revocation with the secretary of the Company.

3. No Inconsistent Agreements. Each Stockholder hereby covenants, represents, warrants and agrees that, except as contemplated by this Agreement, such Stockholder (a) has not entered into or deposited any Covered Shares under, and shall not enter into or deposit any Covered Shares under, at any time prior to the Termination Date, any voting agreement or voting trust with respect to any Covered Shares; and (b) has not granted, and shall not grant, at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Shares, except for a proxy designated by the Company that will vote in favor of the Merger, the approval of the Merger Agreement, and any other matters necessary for consummation of the Merger and the other transactions contemplated in the Merger Agreement.

4. Transfer and Encumbrance. Each Stockholder agrees that during the term of this Agreement, no Stockholder shall, directly or indirectly, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber ("Transfer") any of the Covered Shares, or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of any of the Covered Shares or a Stockholder's voting or economic interest therein. Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 4 shall be null and void ab initio. This Section 4 shall not prohibit a Transfer of any Covered Shares by any Stockholder to any member of such Stockholder’s immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, or upon the death of such Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

5. Additional Shares. Each Stockholder agrees that all Shares of Company Common Stock that the Stockholder purchases, acquires the right to vote or otherwise acquires beneficial ownership of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Covered Shares for all purposes of this Agreement.

6. Termination. This Agreement shall terminate upon the earliest of: (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, or (c) written notice of termination of this Agreement by Parent to the Stockholders (such earliest date being referred to herein as the "Termination Date").

7. Representations and Warranties of Stockholders. Each Stockholder, as to itself, hereby represents and warrants to Parent, as of the date of this Agreement and as of the record date for each meeting of stockholders of the Company occurring prior to the Termination Date, as follows:

(a) If an entity, such Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder; or, if a natural person, such Stockholder has full legal power and capacity to execute and deliver this Agreement and to perform such Stockholder's obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(b) There is no action, suit, investigation, complaint or other proceeding pending against any such Stockholder or, to the knowledge of such Stockholder, any other Person or, to the knowledge of such Stockholder, threatened against any Stockholder or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Parent of its rights under this Agreement or the performance by any party of its obligations under this Agreement.

(c) Each Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement and the representations and warranties of such Stockholder contained herein. Such Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of his, her or its own choosing.

8. Stockholder Capacity. No stockholder makes any agreement or undertaking in this Agreement in such Stockholder’s capacity as a director or officer of the Company or any of its subsidiaries (if such Stockholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions taken or not taken by such Stockholder in such stockholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (b) will be construed to prohibit, limit or restrict any Stockholder from exercising such Stockholder’s fiduciary duties as an officer or director to the Company or its stockholders.

9. Disclosure. Each Stockholder: (i) hereby authorizes Parent, Newco and the Company to publish and disclose in any announcement, in any disclosure required by the SEC or applicable Law, and in the Proxy Statement, such Stockholder's identity and ownership of the Covered Shares and the existence of this Agreement and the nature of such Stockholder's obligations hereunder; (ii) shall promptly give to Parent, Newco and the Company any information that any of them may require for the preparation of any such announcement or disclosure document; and (iii) shall promptly notify Parent, Newco and the Company of any inaccuracies or omissions with respect to any information supplied by such Stockholder to Parent, Newco or the Company.

10. Further Assurances. From time to time, at the request of Parent and without further consideration, each Stockholder shall execute and deliver, or cause to be executed and delivered, all further documents and instruments, and shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to perform his, her, or its obligations under this Agreement.

11. Non-Survival of Representations and Warranties. The representations, warranties and covenants of the Stockholders contained herein shall not survive the closing of the transactions contemplated by the Merger Agreement.

12. Amendment and Modification. This Agreement may not be amended, modified, or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party, or otherwise as expressly set forth herein.

13. Waiver. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given: (a) when delivered or sent if delivered personally or sent by facsimile transmission (provided confirmation of facsimile transmission is obtained), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier, or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i) If to a Stockholder, to the address set forth under such Stockholder's name on the signature pages hereto.

(ii) If to Parent:

MEGTEC Systems, Inc.
830 Prosper Road, P.O. Box 5030
DePere, Wisconsin 54115-5030
Attention: Mohit Uberoi
Fax: (920) 339-2793
Email: MUberoi@megtec.com

with a copy (which shall not constitute notice) to:

Quarles & Brady, LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention: Kathryn M. Buono
Fax: (414) 271-3552
Email: kathie.buono@quarles.com

15. Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings, and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof.

16. No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

17. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule.

18. Consent to Jurisdiction; Venue. Each of the parties to this Agreement (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in paragraph 14 above. Nothing in this paragraph, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

19. Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Stockholder without the prior written consent of Parent or by Parent without the prior written consent of the Stockholders, and any such assignment without such prior written consent shall be null and void ab initio. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

20. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining relief.

21. Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

22. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

23. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties; provided, however, that if any of the Stockholders fail for any reason to execute this Agreement, then this Agreement shall become effective as to the other Stockholders who execute this Agreement.

24. Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

25. Interpretation. When a reference is made in this Agreement to Sections or Schedules, such reference shall be to a Section of, or Schedule to, this Agreement, unless otherwise indicated. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

26. Obligations. The obligations of each Stockholder under this Agreement are several and not joint, and no Stockholder shall have any liability or obligation under this agreement for any breach hereunder by any other Stockholder.

27. Expenses. All costs incurred with this Agreement shall be paid by or on behalf of the party incurring such cost or expense, whether or not the transactions contemplated by this Agreement are consummated.

[Signature pages to follow]

IN WITNESS WHEREOF, Parent and the Stockholders have caused to be executed or executed this Agreement as of the date first written above.

MEGTEC Systems, Inc.

/s/ Mohit Uberoi
Name: Mohit Uberoi
Title: President and Chief Executive Officer

[Signature Page to Voting Agreement]

STOCKHOLDERS:

/s/ Ken Kivenko
Ken Kivenko
2602 - 2010 Islington Ave
Etobicoke ON M9P 3S8 Canada
Number of shares beneficially owned: 22,500

/s/ Edward F. Spink
Edward F. Spink
618 Rustic Drive
Waterloo ON N2K 2A8 Canada
Number of shares beneficially owned: 1,257,527

/s/ Egbert Q. van Everdingen
Egbert Q. van Everdingen
145 Simeon St
Kitchener ON N2H 1S7 Canada
Number of shares beneficially owned: 325,827

/s/ Carl A. Young
Carl A. Young
363 Twinflower Cres
Waterloo ON N2V 1X2 Canada
Number of shares beneficially owned: 154,058

/s/ Richard H. Hurd
Richard H. Hurd
24 Franklin Circle
Newtown, PA 18940
Number of shares beneficially owned: 76,137

[Signature Page to Voting Agreement]

/s/ Glen O. Wright
Glen O. Wright
PO Box 435
Coboconk ON K0M 1K0 Canada
Number of shares beneficially owned: 51,000

/s/ Raymond L. Alarie
Raymond L. Alarie
2301 - 6 Willow St
Waterloo ON N2J 4S3 Canada
Number of shares beneficially owned: 350,000

/s/ F. Eugene Deszca
F. Eugene Deszca
150 Young St
St. Jacobs ON N0B 2N0 Canada
Number of shares beneficially owned: 150,000

/s/ Robert A. Allan
Robert A. Allan
126 Pinehurst Cres
Kitchener ON N2N 1E4 Canada
Number of shares beneficially owned: 155,000

/s/ David J. Hobson
David J. Hobson
19 Ashwood Drive
Cambridge ON N3C 3H7 Canada
Number of shares beneficially owned: 47,662

[Signature Page to Voting Agreement]

/s/ Dr. Donald R. Spink
Dr. Donald R. Spink
323 Grant Crescent
Waterloo N2K2A3 Canada
Number of shares beneficially owned: 1,223,599

[Signature Page to Voting Agreement]